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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-57012) of Varian Medical Systems, Inc. of our report dated March 31, 2003 relating to the financial statements of Varian Medical Systems, Inc. Retirement Plan-Pension Element, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California

June 26, 2003